Exhibit 10.24
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLIC

THIRD AMENDMENT TO OFFICE LEASE
This Third Amendment to Office Lease (this "Third Amendment"), dated January 7, 2019, is made by and between DOUGLAS EMMETT 1995, LLC, a Delaware limited liability company ("Landlord"), with offices at 1299 Ocean Avenue, Suite 1000, Santa Monica, California 90401, and ZIPRECRUITER, INC., a Delaware corporation ("Tenant"), with offices at 401 Wilshire Boulevard, Suite 1100, Santa Monica, California 90401.
WHEREAS,
A. Landlord, pursuant to the provisions of that certain Office Lease dated May I6, 2014 (the "Original Lease"), as amended by that certain option exercise letter dated August 11, 2015 (the "OE Letter"), that certain First Amendment to Office Lease dated May 23, 2017 (the "First Amendment"), and that certain Second Amendment to Office Lease dated May 3, 2018 (the "Second Amendment"), leases to Tenant and Tenant leases from Landlord space in the property located at 401 Wilshire Boulevard, Santa Monica, California 90401 (the "Building"), commonly known as Suite 1100 (the "Premises");
B. Tenant desires to join the City of Santa Monica's fiber optic network, also known as "CityNet", which network is available in the Building. Landlord has consented to Tenant joining CityNet upon the terms and conditions set forth herein; and
C.    Landlord and Tenant, for their mutual benefit, wish to revise certain other covenants and provisions of the Original Lease, as amended.
NOW, THEREFORE, in consideration of the covenants and provisions contained herein, and other good and valuable consideration, the sufficiency of which Landlord and Tenant hereby acknowledge, Landlord and Tenant agree:
1.    Confirmation of Defined Terms. Unless modified herein, all terms previously defined and capitalized in the Original Lease, as amended, shall hold the same meaning for the purposes of this Third Amendment. The Original Lease, as modified by the OE Letter, the First Amendment, the Second Amendment and this Third Amendment, shall hereinafter be referred to as the "Lease."
2.CityNet Term. Tenant may join CityNet commencing, upon mutual execution of this Third Amendment (the "Effective Date") and expiring co-terminously with the Second Extended Term on October 31, 2023 (the "CityNet Term"), unless Tenant exercises its renewal option or otherwise extends the Second Extended Term, in which case the CityNet Term shall expire co-tenninously with such extended date.
3.[*****]
4.No Obligation of Landlord. Tenant acknowledges and agrees that CityNet is an institutional network and Landlord shall have no obligations whatsoever with respect to CityNet nor shall Landlord be responsible for any damage in connection with Tenant's use of CityNct, except to the extent caused by Landlord's or Landlord's employees' or agents' negligence or willful misconduct.

THIRD AMENDMENT TO OFFICE LEASE

5.    [*****]

6.Notices. The address of Landlord for notices shall be the following:
1299 Ocean Avenue, Suite 1000
Santa Monica, California 90401
Attention: Director of Property Management
7.Acceptance of Premises. Tenant acknowledges that it has been in possession of the Premises for over four (4) years, has no claim against Landlord, and therefore releases Landlord from any claim, loss, liability, cost or expense, in connection with the Premises or the Lease. Tenant has made its own inspection of and inquiries regarding the Premises, which is already improved. Therefore, Tenant accepts the Premises in its "as-is'' condition. Tenant further acknowledges that Landlord has made no currently effective representation or warranty, express or implied regarding the condition, suitability or usability of the Premises or the Building for the purposes intended by Tenant.
8.Warranty of Authority. If Landlord or Tenant signs as a corporation, or a limited liability company or a partnership, each of the persons executing this Third Amendment on behalf of Landlord or Tenant hereby covenants and warrants that the applicable entity executing herein below is a duly authorized and existing entity that is qualified to do business in California; that the person(s) signing on behalf of either Landlord or Tenant have full right and authority to enter into this Third Amendment; and that each and every person signing on behalf of either Landlord or Tenant are authorized in writing to do so.
9.Broker Representation. Landlord and Tenant represent to one another that it has dealt with no broker in connection with this Third Amendment other than Douglas Emmett Management, LLC. Landlord and Tenant shall hold one another harmless from and against any and all liability, loss, damage, expense, claim, action, demand, suit or obligation arising out of or relating to a breach by the indemnifying party of such representation. Landlord agrees to pay all commissions due to the brokers listed above created by Tenant's execution of this Third Amendment.
10.Confidentiality. Tenant agrees that the covenants and provisions of this Third Amendment shall not be divulged to anyone not directly involved in the management, administration, ownership, lending against, or subleasing of the Premises, other than Tenant's or Landlord's counsel-of-record or leasing or sub-leasing broker of record.
11.Governing Law. The provisions of this Third Amendment shall be governed by the laws of the State of California.
12.Reaffirmation. Landlord and Tenant acknowledge and agree that the Lease, as amended herein, constitutes the entire agreement by and between Landlord and Tenant relating to the Premises, and supersedes any and all other agreements written or oral between the pa1ties hereto. Furthermore, except as modified herein, all other covenants and provisions of the Lease shall remain unmodified and in full force and effect.

13.Civil Code Section 1938 Disclosure. Pursuant to California Civil Code Section 1938, Landlord hereby discloses that the Premises have not undergone an inspection by a Certified Access Specialist to determine whether the Premises meet all applicable construction-related accessibility standards. A Certified Access Specialist ("CASp") can inspect the Premises and determine whether the Premises comply with all of the applicable construction-related accessibility standards under California law. Although California law does not require a CASp inspection of the Premises, Landlord may not prohibit the Tenant from obtaining a CASp inspection of the Premises for the occupancy or potential occupancy of Tenant, if requested by Tenant. Landlord and Tenant shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises.
14.Submission of Document. The submission of this Third Amendment to Tenant shall he for examination purposes only, and does not constitute a reservation of or an option for Tenant to lease, or otherwise create any interest by Tenant in the Premises or any other offices or space situated in the Building. Regardless of whether or not (a) Landlord has delivered to Tenant an unexecuted draft or final version of this Third Amendment for Tenant's review and/or signature, (b) this Third Amendment has been executed by Tenant only and delivered to Landlord for its review and signature, and/or (c) Tenant has made payments of rent and/or security deposit to Landlord pursuant to this Third Amendment, it is understood and agreed that no contractual or other rights shall exist between Landlord and Tenant with respect to the premises, nor shall this Third Amendment be valid, binding on the parties and/or in effect unless and until this Third Amendment has been fully executed by Landlord and Tenant and such fully-executed Third Amendment has been delivered to Tenant.
15.Digital Counterp1nts. This Third Amendment may be executed in several counterparts, each of which when executed and delivered shall be deemed an original, and all or· which when taken tougher shall constitute one and the same agreement. The parties agree that a digital image of this Third Amendment as fully-executed (such as in a portable document format (.pdf)) when sent to the email address of Tenant , its broker (if any), its attorney (if any), or its authorized agent (if any) shall be deemed delivery of a true and correct original of this Third Amendment, and such digital image of this Third Amendment shall be admissible as best evidence for the purposes of state law, Federal Rule of Evidence 1002, and the like statutes and regulations.
[Signatures Appear on the Following Page]

THIRD AMENDMENT TO OFFICE LEASE

IN WITNESS THEREOF, Landlord and Tenant have duly executed this document effective as of the later of the date(s) written below.

LANDLORD:			TENANT:
DOUGLAS EMMETT 1995, LLC, a Delaware corporation, its Manager			ZIPRECRUITER, INC., a Delaware corporation

By:	Douglas Emmett Management, Inc., a Delaware corporation its Manager		By:	/s/ David Feldman
	By:	/s/ Andrew B. Goodman	Name:	David Feldman
		Andrew B. Goodman	Title:	Chief Business Officer
Senior Vice President
	Dated:	1/22/2019	Date:	1/10/2019